                           AMENDMENT TO LOAN AGREEMENT

     This AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of February 24, 1996, is by and among RYMER MEAT INC., an Illinois corporation ("RMI"), RYMER INTERNATIONAL SEAFOOD INC., an Illinois corporation ("RISI"), RYMER FOODS INC., a Delaware corporation ("RFI") and LASALLE NATIONAL BANK, a national banking association ("LASALLE"). RMI and RISI are sometimes hereinafter collectively referred to as "BORROWERS" and individually, each as a "BORROWER").


                                 R E C I T A L S

     A. RISI, RMI, RFI (as guarantor) and LaSalle entered into that certain Loan And Security Agreement dated as of April 7, 1995 (as amended prior to the date hereof, the "Loan Agreement"), pursuant to which Lenders agreed, among other things, to make revolving loans and other financial accommodations to Borrowers.

     B. RISI, RMI, RFI (as guarantor) and LaSalle entered into that certain Forbearance Agreement and Amendment dated as of January 5, 1996 (as amended, the "Forbearance Agreement and Amendment") pursuant to which, among other things:
(i) the parties thereto agreed to amend the Loan Agreement; and (ii) LaSalle agreed temporarily to forbear from exercising certain rights with respect to the "Specified Events of Default" (as defined in such Forbearance Agreement and Amendment).

     C. Each Borrower and RFI has requested that LaSalle agree to amend the Loan Agreement as provided herein.

     D. LaSalle, as Agent and Lender, is willing to agree to such request, but only subject to the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the recitals set forth above, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties hereto, and subject to the terms and conditions hereof, Borrower and LaSalle agree as follows:

     1. INCORPORATION OF RECITALS. The Recitals set forth above are incorporated herein, are acknowledged by each Borrower and RFI to be true and correct and are made a part hereof.

     2. DEFINITIONS. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement, as amended by this Agreement.

     3.   INDUCEMENT.  To induce LaSalle to enter into this Amendment:

          (a) COMPLIANCE WITH LOAN DOCUMENTS. Each Borrower represents and warrants that on the date hereof after giving effect to this Amendment (and other than such Events of Default which are the Specified Events of Default or are acknowledged by LaSalle in that certain letter dated as of February __, 1996 from LaSalle to the Borrower (collectively, the "Previously Disclosed Events of Default")), it is in compliance with all of the terms and provisions set forth in the Loan Agreement and no Event of Default and no event which, upon notice or lapse of time, or both, would constitute an Event of Default, has occurred and is continuing.

          (b) REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants that: (i) on the date hereof, the representations and warranties set forth in the Loan Agreement are true and correct, with the same effect as though such representations and warranties had been made on the date hereof, except to the extent that such representations and warranties are limited by their terms to an earlier date; and (ii) except for the Previously Disclosed Events of Default, Borrower is in compliance with all of the terms and provisions of the Loan Agreement and no other Event of Default has occurred and is continuing.

          (c) AUTHORITY. Each Borrower and RFI represents and warrants that it has full power and authority to enter into this Amendment, and has full power and authority to incur and perform the obligations provided for under this Amendment, all of which have been duly authorized by all proper and necessary action, and that no consent or approval of any of Borrowers' or RFI's directors, shareholders, creditors or of any public authority or regulatory body is required as a condition to the validity or enforceability of this Amendment.

          (d) AMENDMENT AS BINDING AGREEMENT. Each Borrower and RFI represents and warrants that this Amendment constitutes the valid and legally binding obligation of it, fully enforceable against it in accordance with this Amendment's terms.

          (e) NO CONFLICTING AGREEMENTS. Each Borrower and RFI represents and warrants that the execution and performance by it of this Amendment will not: (i) violate any provision of law, any order of any court or other agency of government, or the articles of incorporation or bylaws of it;
     (ii) violate any indenture (including, without limitation, the Senior Note Indenture), contract, agreement or other instrument to which it is a party, or by which any of its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, contract, agreement or other instrument; or
     (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its respective property or assets, other than in favor of LaSalle.


     4. AMENDMENT OF THE LOAN AGREEMENT. The Loan Agreement is amended as set forth below:

          4.1 The definition of "TANGIBLE NET WORTH" set forth in Section 1.1 of the Loan Agreement is hereby amended by deleting such definition in its entirety and inserting the following in lieu thereof:

                    "TANGIBLE NET WORTH - as of any date of determination thereof, (A) (i) Net Worth PLUS (ii) the outstanding principal balance of the Senior Notes MINUS (B) (i) the book value of all intangible assets PLUS (ii) any LIFO reserve MINUS (C) such adjustments as determined solely by LaSalle. All such amounts shall be calculated on a consolidated basis and all such amounts (other than those calculated pursuant to (C)) shall be determined pursuant to GAAP, applied on a basis consistent with the Borrower's previous financial statements."

          4.2 Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:

                    "NET INCOME (OR NET DEFICIT) - as of any date of determination thereof, the net income (or, if applicable, net deficit) of RFI and its Subsidiaries (including, without limitation, RMI and RISI), all as determined in accordance with GAAP."

          4.3 The definition of "BORROWING BASE" set forth in Section 1.1 of the Loan Agreement is hereby amended by adding the following sentence to the end of such definition:

                    "Notwithstanding anything in this Agreement to the contrary:
                    (i) at no time shall the amount of the Borrowing Base with respect to Eligible Inventory of RMI exceed or be deemed to exceed $4,750,000 (whether or not calculated pursuant to (b)(ii)(x) or (b)(ii)(y) above); and (ii) upon the sale of all or a material portion of the stock or assets of RISI, a reserve shall be automatically made to permanently reduce the otherwise available Borrowing Base as follows: The otherwise available Borrowing Base shall be deemed permanently reduced by an amount equal to $100,000 on each of June 1, 1996, July 1, 1996, August 1, 1996, September 1, 1996 and October 1, 1996 (such that as of October 1, 1996, the reserve made against the otherwise available Borrowing Base shall be in the aggregate amount of $500,000 and shall cause the otherwise available Borrowing Base to be permanently reduced by such $500,000)."

          4.4 Section 9.2(L) of the Loan Agreement is hereby amended by deleting same in its entirety and inserting the following in lieu thereof:

                    "(L) Make Capital Expenditures (including, without limitation, by way of capitalized leases) which in the aggregate, as to Borrowers and their Subsidiaries, exceed $600,000.00 during any fiscal year."

          4.5 Section 9.3(A) of the Loan Agreement is hereby amended by (i) deleting such Section (.3(A) in its entirety and inserting the following in lieu thereof:

                    "(A) MINIMUM TANGIBLE NET WORTH. RFI shall have, as of each of the dates listed below, a Consolidated Tangible Net Worth of not less than the amount set forth opposite such dates in the following schedule:

                    Date                          Amount
                    ----                          ------
                    February 24, 1996             $2,750,000

                    April 27, 1996                $1,450,000

                    July 27, 1996                 $5,750,000

                    October 26, 1996              $7,000,000

                     The last day of each fiscal
                     quarter thereafter           $7,000,000"

          4.6 Sections 9.3(B), (C), (D) and (E) of the Loan Agreement are hereby amended by deleting each of the same in its entirety.

          4.7  Section 9.3 of the Loan Agreement is hereby amended by adding as
               Section 9.3(B) thereto the following:

                    "(B) MINIMUM CONSOLIDATED NET INCOME. RFI shall have as of each of the dates listed below for the respective periods indicated, a Consolidated Net Income of not less than the amount set forth opposite such dates in the following schedules:

                    Date                          Amount
                    ----                          ------
                    For the month ended
                    February 24, 1996             $(1,050,000)

                    For the fiscal quarter ended
                    April 27, 1996                $(2,400,000)

                    For the fiscal quarter ended
                    July 27, 1996                 $   15,000

                    For the fiscal quarter ended
                    October 26, 1996              $1,125,000

                     For each fiscal quarter
                     end thereafter               $500,000.

                    Provided, further, that RFI shall not have: (i) as of any date prior to the end of its fiscal year ending October 26, 1996, a Consolidated Net Deficit for such fiscal year through such date of greater than ($4,900,000); and (ii) for the fiscal year ending October 26, 1996, a Consolidated Net Deficit for such fiscal year of greater than ($3,300,000)."

          4.8 Section 13 of the Agreement is hereby amended by adding thereto the following Section 13.20:

                    "13.20 READJUSTMENT OF FINANCIAL COVENANTS. Borrower and RFI each agrees that the financial covenants set forth in
                    Section 9.3 hereof shall be subject to adjustment by LaSalle at any time that RISI's operations or the results thereof are required by GAAP or deemed by RFI to be characterized as continuing operations of RFI."

          4.9 From and after the effective date hereof: (i) all references in the Loan Amendment and the other Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement, as amended hereby; and (ii) all references in the Loan Documents to a term defined in the Loan Agreement shall be deemed to refer to such defined term, as amended hereby.

     5. NO WAIVER OF SPECIFIED EVENTS OF DEFAULT. Nothing in this Amendment shall be deemed to waive the Specified Events of Default, or, except as expressly provided herein, limit or impair LaSalle's rights or remedies under the Loan Agreement, the other Loan Documents, or applicable law, all of which are hereby expressly reserved.

     6.   CERTAIN AFFIRMATIONS BY BORROWERS AND RFI.   Each Borrower and RFI
hereby agrees and acknowledges that LaSalle has performed all obligations and duties owed to Borrowers and RFI, if any, as of the date hereof.

     7. EVENT OF DEFAULT. Borrower hereby acknowledges and agrees that a breach by Borrower of any term, provision, covenant or condition herein set forth or herein required of Borrower to be kept or performed, shall constitute an Event of Default under the Loan Documents.

     8. COUNTERCLAIMS AND RELEASE. Each Borrower and RFI hereby represents and warrants to, and covenants with, LaSalle that as of the date hereof: (a) it has no actions, defenses, offsets or counterclaims of any kind or nature whatsoever against LaSalle with respect to the Loan Agreement or any of the Loan Documents, any amount owed to LaSalle or the performance or observance by LaSalle of any warranty or covenant contained therein or any action previously taken or not taken by LaSalle with respect thereto or with respect to any security interest, encumbrance, lien or collateral in connection therewith to secure the liabilities of Borrowers or RFI; and (b) LaSalle has fully performed all obligations to Borrowers and RFI, if any, which it may have had or have on and of the date hereof. Without limiting the generality of the foregoing, each Borrower and RFI: (a) on its own behalf and on behalf of its representatives, agents, employees, servants, officers, and directors, (b) to the extent such claims could be made by the following parties claiming through such Borrower or RFI and to the fullest extent permitted by applicable law, on behalf of partners and shareholders and subsidiary, affiliated and related companies, and (c) on behalf of successors and assigns (together, the "BORROWING GROUP") waives, releases and forever discharges LaSalle, each Lender and its respective officers, directors, subsidiary, affiliated and related companies, agents, servants, employees, shareholders, representatives, successors, assigns, attorneys, accountants, assets and properties, as the case may be (the "LENDER GROUP") from and against all manner of actions, cause and causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, obligations, liabilities, costs, expenses, losses, damages, judgments, executions, claims and demands, of whatsoever kind or nature, in law or in equity, whether known or unknown, whether or not concealed or hidden, arising out of or relating to any matter, cause or thing whatsoever, that any of the Borrowing Group, whether individually and/or jointly or severally, may have had, or now have or that may subsequently accrue against the Lender Group by reason of any matter or thing whatsoever through the date hereof arising out of or in any way connected to, directly, or indirectly, the Loan Agreement, this Amendment and/or any of the other Loan Documents. Each Borrower and RFI hereby acknowledges and agrees that LaSalle is specifically relying upon the representations, warranties, covenants and agreements contained herein and that such representations, warranties, covenants and agreements constitute a material inducement to enter into this Amendment.

     9. COSTS. Each Borrower, jointly and severally, shall pay or cause to be paid to LaSalle all fees and expenses of LaSalle relating to this Amendment and the transactions contemplated herein, including, without limitation, fees and expenses of LaSalle's counsel (the "COSTS").

     10. NO CUSTOM; SECTION HEADINGS. This Amendment shall not establish a custom or course of dealing, or waive, limit or condition the rights, defenses and remedies of LaSalle under the Loan Agreement or the other Loan Documents, all of which rights, defenses and remedies are expressly reserved. The section headings and captions herein are for convenience of reference only and shall not be deemed to limit, impair or affect the interpretation and construction of the terms hereof.

     11. REPRESENTATION BY COUNSEL. Each Borrower and RFI hereby represents and warrants to LaSalle that throughout the negotiations, preparation and execution of this Amendment and the closing hereunder, it has been represented by competent legal counsel of its own choosing and that this Amendment was entered into by its free will and pursuant to arm's-length negotiations.

     12. SEVERABILITY. If any provision of this Amendment or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Amendment and the application of such provision or provisions to the other parties and circumstances will not be affected thereby, the provisions of this Amendment being severable in any such instance.

     13. FULL FORCE AND EFFECT. Except as may be expressly set forth herein to the contrary, the Loan Documents remain unmodified and all other terms and conditions of the Loan Documents remain in full force and effect. Each Borrower and RFI hereby reaffirms its respective obligations to fulfill and comply with each of its covenants, duties and obligations under the Loan Agreement, the Guaranty Agreement and each of the other Loan Documents, all in accordance with the terms thereof.

     14. COUNTERPARTS. This Amendment may be signed in counterparts, each of which shall be deemed an original and all of which shall be deemed to constitute one agreement.

     15. MERGER; MODIFICATION. This Amendment embodies the entire agreement between the parties hereto with respect to the matters addressed herein and supersedes all prior oral and written and all contemporaneous oral communications with respect to such matters. This Amendment shall not be modified or amended or extended except in a writing signed by the parties hereto.

     16. DELIVERIES BY BORROWER/FURTHER ASSURANCES. Each Borrower and RFI shall deliver the following to LaSalle, each in form and substance satisfactory to LaSalle: (i) certified copies of resolutions adopted by its respective board of directors authorizing the execution and delivery of this Amendment; and (ii) such other instruments, documents, certificates, consents, waivers and opinions as LaSalle reasonably may request.

     17. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO ANY CONFLICT OF LAW PROVISIONS. FOR PURPOSES OF THIS SECTION 17, THIS AMENDMENT SHALL BE DEEMED TO BE PERFORMED AND MADE IN THE STATE OF ILLINOIS.


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


     18. WAIVERS BY BORROWERS AND RFI. EACH BORROWER AND RFI HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AMENDMENT.

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, this Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                              RYMER MEAT INC.
                              ("Borrower")

                              /s/ Edward M. Hebert
                              ----------------------------
                                By:  Edward M. Hebert
                                     ---------------------
                                Title:  V.P. Finance
                                       -------------------


                              RYMER INTERNATIONAL SEA FOOD INC.
                              ("Borrower")

                              /s/ Edward M. Hebert
                              ----------------------------
                                By:  Edward M. Hebert
                                     ---------------------
                                Title:  V.P. Finance
                                       -------------------


                              RYMER FOODS INC.
                              ("Guarantor")

                              /s/ Edward M. Hebert
                              ----------------------------
                                By:  Edward M. Hebert
                                     ---------------------
                                Title:  V.P. Finance
                                       -------------------


                              LASALLE NATIONAL BANK ("Agent" and
                              "Lender")

                              /s/ Robert Corsentino
                              ---------------------------
                                By: Robert Corsentino
                                    ---------------------
                                Title:  SVP
                                       ------------------



                                       -9-